As filed with the Securities and Exchange Commission on April 30, 2003

Registration Nos. 333-26505

and 811-08209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940

Amendment No. 2	☒

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2003, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Flexible Premium Variable Life Insurance Policies

Prospectus

May 1, 2003

This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	United Investors Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for the portfolios available through the Variable Account must accompany this prospectus. Please read this document before investing and save it for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ADVANTAGE PLUSSM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Universal Life Variable Account

United Investors Life Insurance Company

Variable Products Division

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

The policy offers 12 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Portfolio
•	Limited-Term Bond Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Portfolio

VARIABLE LIFE INSURANCE POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

U-1165, Ed. 5-03

ii

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)	Option A: the greater of the policy’s face amount or a multiple of its policy value; or

(b)	Option B: the greater of (1) the policy’s face amount plus its policy value or (2) a multiple of its policy value.

Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

The policy’s death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

The death benefit guarantee period generally ends at the insured’s age 65 under death benefit option A or age 62 under death benefit option B. This period may vary in some states.

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•	Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•	Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•	Partial Surrender. You generally may make a partial surrender from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year.

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•	accelerated death benefit rider;
•	accidental death benefit rider;
•	additional insured term insurance rider;
•	children’s term insurance rider; and
•	disability waiver of monthly deductions rider.

Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in the Statement of Additional Information. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences.

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•	Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations.”)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the W&R Target Funds, Inc. prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, or make partial surrenders from the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge

Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment for state, local and federal tax charges

Surrender Charge:	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$6.00 to $26.00 per $1,000 of face amount, which varies with the insured’s age on the policy’s effective date (or at the time of increase in the policy’s face amount)(1)
Representative Insured: Age 37 in the first policy year	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$7.75 per $1,000 of face amount(2)

Partial Surrender Charge:	Upon partial surrender of the policy

The lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect

Accelerated Death Benefit Rider:	At the time the accelerated death benefit is paid	$250 plus expected future interest on accelerated benefit amount at a rate of 6%(3)

(1)	The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). (See “Charges and Deductions.”)
(2)	The surrender charge varies based on the insured’s age. The charge generally decreases as the insured ages. The surrender charge shown in the table may not be typical of the charge you will pay. Your policy’s data page will indicate the surrender charge applicable to your policy.
(3)	The current charge deducted is $100 plus expected future interest on accelerated benefit amount at a rate of 6%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance:(4)

Minimum and Maximum(5) Charge	On policy’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of net amount at risk(6) per month	$0.06-$23.81 per $1,000 of net amount at risk per month
Representative Insured: Issue Age 37, Male Standard Non-Tobacco, $148,000 face amount in the first policy year	On policy’s effective date and on each monthly anniversary	$0.16 per $1,000 of net amount at risk per month	$0.16 per $1,000 of net amount at risk per month

Administrative Charge:	On policy’s effective date and on each monthly anniversary	$7.50 per month for life of the policy	$5.00 per month for the life of the policy

Guaranteed Death Benefit Charge:	On policy’s effective date and on each monthly anniversary while the death benefit guarantee remains in effect	$0.01 per $1,000 of face amount per month	$0.01 per $1,000 of face amount per month

Mortality and Expense Risk Charge:	Daily	Annual rate of 0.90% for all policy years of the average daily net assets of each variable investment division in which you are invested	Annual rate of: • 0.90% during first 10 policy years • 0.70% during policy years 11 and later of the average daily net assets of each variable investment division in which you are invested

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually(7) Certain loans may have a 0% charge	2.0% annually(7) Certain loans may have a 0% charge

(4)	Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and face amount. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, face amount, planned premiums, and riders requested.
(5)	Some current cost of insurance rates are lower for face amounts greater than $500,000.
(6)	The net amount at risk is equal to the amount by which the death benefit divided by 1.0032737 exceeds the policy value.
(7)	Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Optional Rider Charges:

• Accidental Death Benefit Rider	On rider’s effective date and on each monthly anniversary	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month

• Additional Insured Term Insurance Rider(8)

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of rider coverage amount per month	$0.06-$36.26 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 38, Female Standard Non-Tobacco	On rider’s effective date and on each monthly anniversary	$0.16 per $1,000 of rider coverage amount per month	$0.14 per $1,000 of rider coverage amount per month

• Children’s Term Insurance Rider	On rider’s effective date and on each monthly anniversary	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month

• Disability Waiver of Monthly Deduction Rider(8)

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.01-$0.28 per $1.00 of monthly deductions for other benefits	$0.01-$0.28 per $1.00 of monthly deductions for other benefits

Representative Insured: Attained Age 37	On rider’s effective date and on each monthly anniversary	$0.02 per $1.00 of monthly deductions for other benefits	$0.02 per $1.00 of monthly deductions for other benefits

(8)	Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Minimum		Maximum

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.75%	—	1.30%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2002.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(9)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(10)	Other Expenses(11)	Total Portfolio Expenses

Asset Strategy	0.70%	0.25%	0.09%	1.04%

Balanced	0.70%	0.25%	0.06%	1.01%

Bond	0.52%	0.25%	0.06%	0.83%

Core Equity	0.70%	0.25%	0.04%	0.99%

Growth	0.70%	0.25%	0.04%	0.99%

High Income	0.63%	0.25%	0.07%	0.95%

International	0.85%	0.25%	0.20%	1.30%

Limited-Term Bond(12)	0.50%	0.25%	0.12%	0.87%

Money Market	0.40%	0.25%	0.10%	0.75%

Science and Technology	0.85%	0.25%	0.07%	1.17%

Small Cap	0.85%	0.25%	0.05%	1.15%

(9)	These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.
(10)	Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.
(11)	Other Expenses are those incurred for the year ended December 31, 2002.
(12)	The Fund’s investment manager is voluntarily waiving part of its Management Fee. After the waiver, the 2002 expenses of the Limited-Term Bond portfolio were 0.69%.

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

The Policy

The Policy in General

The Advantage Plus variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy. Loans, partial surrenders, and full surrenders may be taxable and before age 59½, subject to a 10% tax penalty.

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage Plus policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

To purchase a policy, you must complete an application, submit it to our administrative office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery before the end of the “free look” period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days’ advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy’s variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “Death Benefit Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the “grace period premium”) required will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

Death Benefit Guarantee

During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy’s effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

For death benefit option A, the death benefit guarantee period lasts five years or until the insured’s attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured’s attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

Between the date your initial premium is received and the policy’s effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy’s effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter.

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the performance of the variable investment divisions to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	partial surrenders; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy’s effective date, the value of each variable investment division is equal to:

(a)	the initial net premium allocated to that variable investment division; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)	the value of the variable investment division on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable investment division since the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

(d)	the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

(e)	the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable investment division since the previous business day.

Unit Values.    When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division;

(c)	an amount is transferred from the variable investment division; or

(d)	a partial surrender is taken from the variable investment division.

The number of the variable investment division’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly anniversary; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

(d)	total interest credited to the fixed account since the previous monthly anniversary; plus

(e)	the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

(f)	the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

(g)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death. (See “Payments.”) The death benefit will be paid to the beneficiary. (See “Beneficiary.”)

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the amount of insurance determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex” in the Statement of Additional Information.)

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A.    The death benefit (amount of insurance) under option A is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option A, the death benefit ordinarily will not change.

Death Benefit Option B.    The death benefit under option B is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see “Hypothetical Illustrations” in the Statement of Additional Information.)

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received by our administrative office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)	if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)	if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations.”)

Changing the Face Amount

You select the policy’s face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations” below.)

Increasing the Face Amount.    To increase the policy’s face amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

The face amount cannot be increased after the insured’s attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

The risk class that applies for any face amount increase may be different from the risk class that applies for the policy’s initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under “Surrender Charge,” will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount.    You may decrease the policy’s face amount by submitting a written request. The face amount may not be decreased below the policy’s minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly anniversary on or following the day we receive the request; or

(b)	the monthly anniversary one year after the date of the last change in face amount.

A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy’s initial face amount.

We will deduct a charge from the policy value each time the policy’s face amount is decreased. The amount of this charge is the lesser of:

(a)	the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

(b)	the policy value when the decrease is made.

The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy’s death benefit in the following respects:

(a)	If death benefit option A is in effect, the policy’s face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy’s initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial face amount.

(b)	If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy’s face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders and Partial Surrenders

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day when we receive your request in good order, at our administrative office. (See “Payments.”) The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See “Surrender Charge.”) Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request unless you request other arrangements. We may postpone payment of surrenders under certain conditions. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

Partial Surrenders

You may make partial surrenders under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for partial surrenders must be made in writing. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)	the lesser of $25 or 2% of the partial surrender amount; plus

(b)	a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See “Effect of Partial Surrenders on the Death Benefit.”) Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

General

At any time after the end of the “free look” period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the date they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Market Timing and Other Transfer Cautions.    The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. In the event of such rejection, the policy owner will be notified by us. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

We also reserve the right to require that all transfer requests be made by the owner personally and not by any third party holding a power of attorney. In addition, we can require that each transfer be made by a separate communication, in a separate envelope and delivered separately, and we can require that each transfer be submitted in writing and manually signed by the owner.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy’s maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

Interest.    We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

Loan Repayment.    You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan.    A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive in good order at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the date our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement;

(b)	provide evidence of insurability satisfactory to us;

(c)	pay or agree to reinstatement of any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and The Fixed Account

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, a financial services holding company specializing in life and supplemental health insurance. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of

4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of a portfolio of another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable Account:

1.	Asset Strategy Portfolio*;

2.	Balanced Portfolio;

3.	Bond Portfolio;

4.	Core Equity Portfolio;

5.	Growth Portfolio;

6.	High Income Portfolio*;

7.	International Portfolio

8.	Limited-Term Bond Portfolio;

9.	Money Market Portfolio;

10.	Science and Technology Portfolio; and

11.	Small Cap Portfolio.

* For	policies issued in California, the investment divisions which invest in the Asset Strategy Portfolio and the High Income Portfolio are not available.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the W&R Target Funds, Inc. prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objectives and Certain Policies

Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.

Balanced

The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

Core Equity

The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.

Growth

The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.

High Income

The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.

International

The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

Limited-Term Bond

The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

Money Market

The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.

Science and Technology

The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

Small Cap

The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment; or

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations depicted in the Statement of Additional Information. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations and dollar-cost averaging programs;

(c)	administration of various elective options under the policy; and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy;

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

We deduct a daily charge from assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

(c)	the guaranteed death benefit charge ($0.01 per $1,000 of the policy’s face amount) as long as the death benefit guarantee remains in effect; and

(d)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits and Riders.”)

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

The surrender charge varies based on the insured’s age on the policy’s effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue Age	Year 1-6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16	Year 17+

0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00

26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00

31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00

36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00

41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00

46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00

51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00

56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00

61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00

66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00

71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of face amount at the beginning of the year to $6.36 per $1,000 of face amount at the end of the year.

Although the surrender charge (as a percentage of face amount) increases with the insured’s issue age, the surrender charge as a percentage of premiums could actually decrease as the insured’s issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured’s policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See “Partial Surrenders.”)

Cost of Insurance

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy’s data page will indicate the maximum cost of insurance charge per $1,000 of face amount applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month divided by 1.0032737; and

(c)	is the policy value at the beginning of the policy month.

The amount by which (b) exceeds (c) is called the net amount at risk and will be affected by investment performance, partial surrenders and charges.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, and applicable risk class as well as the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•	Preferred;
•	Standard Non-Tobacco;
•	Standard Tobacco;
•	Substandard Non-Tobacco; and
•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. (See “Hypothetical Illustrations” in the Statement of Additional Information for examples showing the effects of the cost of insurance charge.)

Other Charges

In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders” below.

For a description of the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

Accelerated Death Benefit Rider.    This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider.    This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

Children’s Term Insurance Rider.    This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The monthly cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Additional Insured Term Insurance Rider.    This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured’s 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Disability Waiver of Monthly Deduction Rider.    The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc., will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven contract years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a policy transaction will cause the contract to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.     Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan.    Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Accelerated Death Benefit Rider.    We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations.    Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). Waddell & Reed, Inc. was paid a commission in connection with its sales of the policies, and receives a commission in connection with premium payments for policies of which it is the broker of record.

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the policies as of May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different than the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

For Policies issued to residents of the state of Missouri:

Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in the policy.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on us or the Variable Account.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.

Business Day	Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and December 26 (the Friday after Christmas) are not business days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.

Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.

Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.

Fixed Account Value	The policy value in the fixed account.

Loan Balance	The sum of all outstanding loans including principal and interest.

Maturity Date	Policy anniversary on or next following the insured’s 100th birthday.

Minimum Monthly Premium	For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.

Monthly Anniversary	The same day each month as the policy’s effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.

Net Cash Surrender Value	Cash surrender value less any loan balance.

Net Premium	The premium received less the premium expense charge.

Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.

Policy Anniversary

The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Loan	A request to borrow a portion of the net cash surrender value.

Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly anniversary.

Policy Value	The sum of the variable account value and the fixed account value.

Variable Account Value	The sum of the values of the variable investment divisions under your policy.

We, Us, or United Investors	United Investors Life Insurance Company.

You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	1
The Contract	1
Incontestability	1
Misstatement of Age or Sex	1
Suicide Exclusion	1
Assignment and Change of Owner	1
Paid-Up Insurance Option	1
Dividends	1
Valuation of Units	2
Reduction in Charges for Certain Groups	2
Hypothetical Illustrations	3
Performance Data	6
Yields and Total Returns	6
Performance Information	7
Adjusted Historical Performance Data	8
Other Information	12
Underwriters	12
Experts	12
Potential Conflicts of Interest	12
Reports to Owners	13
Legal Matters	13
Additional Information	13
Financial Statements	13
Index to Financial Statements	F-1

[Outside back cover page]

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-340-3787 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-08209

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE PLUS Variable Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2003 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2003.

STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information	1
The Contract	1
Incontestability	1
Misstatement of Age or Sex	1
Suicide Exclusion	1
Assignment and Change of Owner	1
Paid-Up Insurance Option	1
Dividends	1
Valuation of Units	2
Reduction in Charges for Certain Groups	2
Hypothetical Illustrations	3
Performance Data	6
Yields and Total Returns	6
Performance Information	7
Adjusted Historical Performance Data	8
Other Information	12
Underwriters	12
Experts	12
Potential Conflicts of Interest	12
Reports to Owners	13
Legal Matters	13
Additional Information	13
Financial Statements	13
Index to Financial Statements	F-1

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

Paid-Up Insurance Option

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

1

Valuation of Units

Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

Net Investment Factor.    The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

2

Hypothetical Illustrations

The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy’s effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable investment divisions were a uniform gross annual rate of 0%, 6% or 10%, before deduction of any fees and charges, including portfolio expenses. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 10% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an average arithmetic annual expense ratio of 0.75% of the average daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations and the service fee (“12b-1 fee”), at an average annual rate of 0.25%, under the service plan beginning August 21, 1998. The average annual expense ratio reflects fees and expenses charged by each portfolio before waiver or reimbursement. For information on portfolio expenses, see the W&R Target Funds, Inc. prospectus accompanying the prospectus for the policy.

The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first ten policy years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge for all policy years. After deduction of estimated portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% would correspond to approximate net annual rates of return for the variable investment divisions of -1.90%, 4.10% and 8.10%, respectively, in policy years 1 through 10 and -1.70%, 4.30% and 8.30%, respectively, thereafter.

The illustrations also reflect the deduction of the 3.5% premium expense charge and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for supplemental benefits.

Upon request, we will furnish a comparable illustration based upon the proposed insured’s individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. You can obtain a personalized illustration by calling or writing to our administrative office.

3

MALE ISSUE AGE 37, STANDARD NON-TOBACCO

$1,800 ANNUAL PREMIUM

$148,000 FACE AMOUNT, OPTION A

CURRENT CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
	Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$148,000	$148,000	$148,000	$1,355	$1,448	$1,510	$208	$301	$363
2	148,000	148,000	148,000	2,670	2,941	3,128	1,523	1,794	1,981
3	148,000	148,000	148,000	3,934	4,469	4,850	2,787	3,322	3,703
4	148,000	148,000	148,000	5,153	6,038	6,691	4,006	4,891	5,544
5	148,000	148,000	148,000	6,329	7,653	8,663	5,182	6,506	7,516
6	148,000	148,000	148,000	7,458	9,309	10,770	6,414	8,265	9,726
7	148,000	148,000	148,000	8,543	11,013	13,029	7,605	10,074	12,091
8	148,000	148,000	148,000	9,591	12,771	15,457	8,756	11,936	14,622
9	148,000	148,000	148,000	10,608	14,593	18,077	9,879	13,864	17,348
10	148,000	148,000	148,000	11,596	16,483	20,905	10,970	15,857	20,279
15	148,000	148,000	148,000	16,092	27,129	39,017	15,988	27,025	38,913
20	148,000	148,000	148,000	19,410	39,640	65,722	19,410	39,640	65,722
25	148,000	148,000	148,000	20,408	53,565	105,250	20,408	53,565	105,250
30	148,000	148,000	196,047	17,609	68,624	164,745	17,609	68,624	164,745
35	148,000	148,000	284,217	8,410	84,780	251,520	8,410	84,780	251,520
40	*	148,000	399,264	*	102,206	380,251	*	102,206	380,251
45	*	148,000	596,591	*	122,718	568,182	*	122,718	568,182
50	*	161,760	878,735	*	154,057	836,891	*	154,057	836,891
55	*	201,760	1,265,224	*	193,274	1,216,562	*	193,274	1,216,562
60	*	245,833	1,806,236	*	245,833	1,806,236	*	245m733	1,806,236
63	*	284,408	2,300,272	*	284,408	2,300,272	*	284,408	2,300,272

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

4

MALE ISSUE AGE 37, STANDARD NON-TOBACCO

$1,800 ANNUAL PREMIUM

$148,000 FACE AMOUNT, OPTION A

GUARANTEED CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
	Assuming Hypothetical Gross Annual Rate of Return of:
End of Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$148,000	$148,000	$148,000	$1,317	$1,408	$1,470	$170	$261	$323
2	148,000	148,000	148,000	2,592	2,858	3,042	1,445	1,711	1,895
3	148,000	148,000	148,000	3,827	4,350	4,724	2,680	3,203	3,577
4	148,000	148,000	148,000	5,016	5,882	6,521	3,869	4,735	5,374
5	148,000	148,000	148,000	6,160	7,454	8,443	5,013	6,307	7,296
6	148,000	148,000	148,000	7,259	9,069	10,497	6,216	8,025	9,454
7	148,000	148,000	148,000	8,311	10,724	12,695	7,373	9,786	11,757
8	148,000	148,000	148,000	9,315	12,421	15,046	8,480	11,586	14,211
9	148,000	148,000	148,000	10,267	14,157	17,560	9,538	13,428	16,830
10	148,000	148,000	148,000	11,167	15,933	20,249	10,541	15,307	19,623
15	148,000	148,000	148,000	14,789	25,379	36,835	14,685	25,275	36,732
20	148,000	148,000	148,000	16,404	35,417	60,246	16,404	35,417	60,246
25	148,000	148,000	148,000	14,939	45,367	94,088	14,939	45,367	94,088
30	148,000	148,000	172,735	8,116	53,846	145,156	8,116	53,846	145,156
35	*	148,000	247,627	*	58,364	219,139	*	58,364	219,139
40	*	148,000	344,022	*	52,067	327,640	*	52,067	327,640
45	*	148,000	507,637	*	16,425	483,463	*	16,425	483,463
50	*	*	733,799	*	*	698,857	*	*	698,857
55	*	*	1,028,607	*	*	989,045	*	*	989,045
60	*	*	1,447,446	*	*	1,447,446	*	*	1,447,446
63	*	*	1,834,232	*	*	1,834,232	*	*	1,834,232

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

5

Performance Data

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the variable investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable investment division are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the underlying mutual fund portfolios.

In advertising and sales literature, the performance of each variable investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable investment divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance or risk charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable investment division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a variable investment division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your policy.

Money Market Variable Investment Division Yields.    The current yield of the Money Market variable investment division refers to the annualized investment income generated by an investment in the variable investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a policy having a balance of one accumulation unit in the Money Market variable subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net

6

investment income of the portfolio attributable to the hypothetical account; and (2) the mortality and expense risk charge, but none of the other charges.

The effective yield of the Money Market variable investment division determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the variable investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market variable investment division’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types of quality of portfolio securities held by the underlying portfolio, and the underlying portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market variable investment division (or any variable investment division investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market variable investment division may also be presented for periods other than a seven-day period.

The current yield and effective yield for the Money Market variable investment division for the seven days ended December 31, 2002 were each –0.24%.

Performance Information

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment division could have affected the cash surrender value, policy value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio’s annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $1,800 annual premium, paid at the beginning of each year, for a hypothetical policy with a $148,000 face amount, death benefit option A, issued to a standard, non-tobacco male, age 37. In each case, it is assumed that all premiums are allocated to the variable investment division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the variable account for mortality and expense risks, and each portfolio’s charges and expenses. (See “Charges and Deductions” in the prospectus.) The amounts shown assume there are no partial surrenders, no policy loans, and no riders.

Performance for any given past period is not an indication or representation of future performance. The performance of each variable investment division will fluctuate on a daily basis.

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Adjusted Historical Performance Data

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

Asset Strategy Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/96	6.05%	$148,000	$148,000	$1,480	$1,425	$333	$278
12/31/97	14.01%	148,000	148,000	3,272	3,141	2,125	1,994
12/31/98	9.95%	148,000	148,000	5,095	4,875	3,948	3,728
12/31/99	22.96%	148,000	148,000	7,945	7,577	6,798	6,430
12/31/00	22.53%	148,000	148,000	11,385	10,816	10,238	9,669
12/31/01	-9.96%	148,000	148,000	11,369	10,737	10,325	9,694
12/31/02	3.28%	148,000	148,000	13,061	12,256	12,123	11,318

Balanced Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95	24.19%	$148,000	$148,000	$1,764	$1,703	$617	$556
12/31/96	11.19%	148,000	148,000	3,500	3,365	2,353	2,218
12/31/97	18.49%	148,000	148,000	5,775	5,538	4,628	4,391
12/31/98	8.67%	148,000	148,000	7,729	7,380	6,582	6,233
12/31/99	10.14%	148,000	148,000	9,971	9,475	8,824	8,328
12/31/00	7.14%	148,000	148,000	12,076	11,412	11,033	10,369
12/31/01	-5.94%	148,000	148,000	12,530	11,761	11,592	10,823
12/31/02	-8.41%	148,000	148,000	12,602	11,730	11,767	10,895

Bond Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93	12.37%	$148,000	$148,000	$1,579	$1,521	$432	$374
12/31/94	-5.90%	148,000	148,000	2,760	2,645	1,613	1,498
12/31/95	20.56%	148,000	148,000	4,993	4,775	3,846	3,628
12/31/96	3.43%	148,000	148,000	6,542	6,227	5,395	5,080
12/31/97	9.77%	148,000	148,000	8,641	8,183	7,494	7,036
12/31/98	7.35%	148,000	148,000	10,682	10,056	9,639	9,013
12/31/99	-1.44%	148,000	148,000	11,779	11,013	10,841	10,074
12/31/00	9.83%	148,000	148,000	14,352	13,325	13,517	12,490
12/31/01	7.47%	148,000	148,000	16,783	15,467	16,053	14,737
12/31/02	8.98%	148,000	148,000	19,654	17,975	19,028	17,349

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

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HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

Core Equity Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93	17.30%	$148,000	$148,000	$1,656	$1,597	$509	$450
12/31/94	-1.14%	148,000	148,000	2,985	2,864	1,838	1,717
12/31/95	31.56%	148,000	148,000	5,763	5,521	4,616	4,374
12/31/96	19.75%	148,000	148,000	8,527	8,141	7,380	6,994
12/31/97	26.16%	148,000	148,000	12,460	11,854	11,313	10,707
12/31/98	21.14%	148,000	148,000	16,691	15,817	15,648	14,774
12/31/99	12.52%	148,000	148,000	20,209	19,073	19,271	18,134
12/31/00	9.28%	148,000	148,000	23,434	22,020	22,599	21,185
12/31/01	-14.91%	148,000	148,000	20,884	19,506	20,155	18,776
12/31/02	-21.63%	148,000	148,000	17,223	15,942	16,597	15,316

Growth Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93	14.02%	$148,000	$148,000	$1,604	$1,547	$457	$400
12/31/94	2.39%	148,000	148,000	3,046	2,922	1,899	1,775
12/31/95	38.57%	148,000	148,000	6,166	5,910	5,019	4,763
12/31/96	12.40%	148,000	148,000	8,439	8,059	7,292	6,912
12/31/97	21.45%	148,000	148,000	11,879	11,300	10,732	10,153
12/31/98	27.31%	148,000	148,000	16,821	15,939	15,778	14,896
12/31/99	34.35%	148,000	148,000	24,371	23,019	23,433	22,081
12/31/00	1.41%	148,000	148,000	25,912	24,380	25,077	23,546
12/31/01	-14.34%	148,000	148,000	23,131	21,647	22,402	20,918
12/31/02	-21.30%	148,000	148,000	19,049	17,684	18,423	17,057

High Income Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93	17.90%	$148,000	$148,000	$1,665	$1,606	$518	$459
12/31/94	-2.55%	148,000	148,000	2,949	2,829	1,802	1,682
12/31/95	18.19%	148,000	148,000	5,112	4,892	3,965	3,745
12/31/96	12.46%	148,000	148,000	7,266	6,925	6,119	5,778
12/31/97	14.04%	148,000	148,000	9,808	9,305	8,661	8,158
12/31/98	1.95%	148,000	148,000	11,313	10,672	10,270	9,628
12/31/99	4.22%	148,000	148,000	13,125	12,303	12,187	11,365
12/31/00	-9.73%	148,000	148,000	12,949	12,042	12,114	11,207
12/31/01	9.18%	148,000	148,000	15,533	14,325	14,803	13,596
12/31/02	-2.02%	148,000	148,000	16,419	15,002	15,793	14,376

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

9

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

International Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95	7.28%	$148,000	$148,000	$1,499	$1,443	$352	$296
12/31/96	15.11%	148,000	148,000	3,328	3,195	2,181	2,048
12/31/97	16.70%	148,000	148,000	5,485	5,253	4,338	4,106
12/31/98	33.89%	148,000	148,000	9,193	8,779	8,046	7,632
12/31/99	65.58%	148,000	148,000	17,543	16,719	16,396	15,572
12/31/00	-23.66%	148,000	148,000	14,252	13,518	13,208	12,475
12/31/01	-22.23%	148,000	148,000	11,986	11,287	11,047	10,349
12/31/02	-18.15%	148,000	148,000	10,789	10,059	9,954	9,224

Limited-Term Bond Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95	14.29%	$148,000	$148,000	$1,609	$1,551	$462	$404
12/31/96	3.79%	148,000	148,000	3,094	2,970	1,947	1,823
12/31/97	6.85%	148,000	148,000	4,756	4,549	3,609	3,402
12/31/98	6.66%	148,000	148,000	6,502	6,190	5,355	5,043
12/31/99	1.74%	148,000	148,000	7,951	7,526	6,804	6,379
12/31/00	8.73%	148,000	148,000	10,077	9,479	9,034	8,436
12/31/01	9.21%	148,000	148,000	12,426	11,614	11,488	10,676
12/31/02	5.43%	148,000	148,000	14,443	13,407	13,608	12,572

Money Market Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/93	2.63%	$148,000	$148,000	$1,427	$1,372	$280	$225
12/31/94	3.72%	148,000	148,000	2,905	2,783	1,758	1,636
12/31/95	5.56%	148,000	148,000	4,497	4,296	3,350	3,149
12/31/96	5.01%	148,000	148,000	6,128	5,826	4,981	4,679
12/31/97	5.13%	148,000	148,000	7,833	7,406	6,686	6,259
12/31/98	5.04%	148,000	148,000	9,604	9,021	8,560	7,978
12/31/99	4.62%	148,000	148,000	11,400	10,635	10,461	9,697
12/31/00	5.87%	148,000	148,000	13,425	12,433	12,590	11,598
12/31/01	3.62%	148,000	148,000	15,216	13,978	14,486	13,249
12/31/02	1.12%	148,000	148,000	16,638	15,148	16,012	14,522

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

10

HYPOTHETICAL ILLUSTRATIONS

Standard Non-Tobacco Male, Age 37	Death Benefit Option A
Initial Face Amount $148,000	Annual Premium $1,800

Science and Technology Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/98	46.05%	$148,000	$148,000	$2,107	$2,041	$960	$894
12/31/99	174.66%	148,000	148,000	9,915	9,618	8,768	8,471
12/31/00	-21.15%	148,000	148,000	8,784	8,490	7,637	7,343
12/31/01	-11.91%	148,000	148,000	8,850	8,511	7,703	7,364
12/31/02	-23.99%	148,000	148,000	7,648	7,299	6,501	6,152

Small Cap Portfolio

Year	Annual Portfolio	Death Benefit		Policy Value		Cash Surrender Value
Ended	Total Return*	Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/95	32.32%	$148,000	$148,000	$1,891	$1,828	$744	$681
12/31/96	8.50%	148,000	148,000	3,548	3,413	2,401	2,266
12/31/97	31.53%	148,000	148,000	6,499	6,239	5,352	5,092
12/31/98	10.87%	148,000	148,000	8,688	8,308	7,541	7,161
12/31/99	52.23%	148,000	148,000	15,337	14,627	14,190	13,480
12/31/00	-12.35%	148,000	148,000	14,495	13,758	13,452	12,715
12/31/01	-1.93%	148,000	148,000	15,432	14,564	14,493	13,626
12/31/02	-21.79%	148,000	148,000	12,966	12,137	12,131	11,302

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

11

Other Information

Underwriters

SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid to The Principal Underwriter(s)

2000	$7,524,736.20*
2001	$2,689,067.80*
2002	$ 304,373.56

*	Waddell & Reed, Inc. was the principal underwriter of the policies, and directly received all compensation with respect to the policies, prior to April 30, 2001. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for the policies it sold before that date.

Commissions payable for policy sales are 75% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2002 and 2001 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002 and the balance sheets of the portfolios of United Investors Universal Life Variable Account as of December 31, 2002 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2002 included in this SAI have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Actuarial matters included in this Statement of Additional Information have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

12

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in the prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

13

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

United Investors Life Insurance Company

Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2002 and 2001, and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2002 and 2001, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, United Investors changed its method of accounting for goodwill in 2002, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

Dallas, Texas

April 25, 2003

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

DECEMBER 31, 2002 AND 2001

(Dollar amounts in thousands except per share data)

	2002	2001
ASSETS
INVESTMENTS:
Fixed maturities—available for sale, at fair value (amortized cost: 2002—$715,754; 2001—$645,327)	$746,510	$648,879
Preferred stock of affiliate, at fair value which approximates cost	240,412	240,412
Policy loans	23,107	21,691
Short term investments	10,284	17,568

Total investments	1,020,313	928,550
Accrued investment income (includes amounts from affiliates: 2002—$477; 2001—$477)	13,353	11,770
Receivables	9,667	8,912
Due from affiliate (includes funds withheld on reinsurance: 2002—$266,602; 2001—$274,216)	266,602	283,889
Deferred acquisition cost	255,764	275,317
Value of insurance purchased	12,517	13,482
Goodwill	26,628	26,628
Property and equipment	278	422
Other assets	2,453	8,000
Separate account assets	1,656,795	2,502,284

Total assets	$3,264,370	$4,059,254

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Future policy benefits (includes reserves assumed from affiliates: 2002—$276,743; 2001—$276,572)	$837,455	$804,113
Unearned and advance premiums	2,317	2,508
Other policy benefits	8,889	7,946

Total policy liabilities	848,661	814,567
Accrued income taxes	110,193	106,202
Other liabilities	13,670	24,249
Due to affiliates	507	14
Separate account liabilities	1,656,795	2,502,284

Total liabilities	2,629,826	3,447,316
SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding: 500,000 shares	3,000	3,000
Additional paid in capital	351,408	351,371
Accumulated other comprehensive income	17,074	1,839
Retained earnings	263,062	255,728

Total shareholders’ equity	634,544	611,938

Total liabilities and shareholders’ equity	$3,264,370	$4,059,254

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	2002	2001	2000
REVENUE:
Premium income	$86,357	$86,958	$79,805
Policy charges and fees	61,845	82,445	71,368
Net investment income (includes amounts from affiliates (2002—$16,109; 2001— $16,385; 2000—$16,622)	66,213	64,313	63,472
Realized investment gains (losses)	(8,061)	320	(5,484)
Other income	14,380	23,302	19,619

Total revenue	220,734	257,338	228,780

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	67,228	67,130	59,131
Annuity	28,646	28,473	28,706

Total policy benefits	95,874	95,603	87,837
Amortization of deferred acquisition costs and value of insurance purchased	40,021	55,597	40,089
Commissions and premium taxes	6,855	8,611	7,407
Other operating expenses	10,584	10,029	7,647

Total benefits and expenses	153,334	169,840	142,980

Net operating income before income taxes	67,400	87,498	85,800
Income taxes	14,266	20,473	21,828

Net income before the cumulative effect of change in accounting principles	53,134	67,025	63,972
Cumulative effect of change in accounting principle (less applicable income tax benefit of $2,156 in 2001)	0	(4,004)	0

Net income	$53,134	$63,021	$63,972

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	2002	2001	2000
Net income	$53,134	$63,021	$63,972
Other comprehensive income:
Unrealized investment gains (losses):
Unrealized investment gains (losses) on securities:
Unrealized holding gains arising during period	18,557	19,297	(1,757)
Reclassification adjustment for (gains) losses on securities included in net income	8,061	(441)	5,484
Reclassification adjustment for change in accounting principle		6,160
Reclassification adjustment for amortization of (discount) and premium	586	91	382

	27,204	25,107	4,109
Unrealized gains (losses) on other investments		(9)	765
Unrealized gains (losses), adjustment to deferred acquisition costs	(3,766)	(6,430)	(1,855)

Total unrealized gains	23,438	18,668	3,019
Applicable tax	(8,203)	(6,533)	(1,057)

Other comprehensive income	15,235	12,135	1,962

Comprehensive income	$68,369	$75,156	$65,934

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
Year Ended at December 31, 2000
Balance at January 1, 2000	$3,000	$350,714	$(12,258)	$207,735	$549,191
Comprehensive Income			1,962	63,972	65,934
Dividends				(49,000)	(49,000)
Exercise of stock options		48			48

Balance at December 31, 2000	3,000	350,762	(10,296)	222,707	566,173

Year Ended at December 31, 2001
Comprehensive Income			12,135	63,021	75,156
Dividends				(30,000)	(30,000)
Exercise of stock options		609			609

Balance at December 31, 2001	3,000	351,371	1,839	255,728	611,938

Year Ended at December 31, 2002
Comprehensive Income			15,235	53,134	68,369
Dividends				(45,800)	(45,800)
Exercise of stock options		37			37

Balance at December 31, 2002	$3,000	$351,408	$17,074	$263,062	$634,544

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands)

	2002	2001	2000
Operating Activities:
Net income	$53,134	$63,021	$63,972
Adjustment to reconcile net income to cash provided from operations:
Increase in future policy benefits	9,382	(10,632)	17,084
Increase in other policy liabilities	752	688	172
Deferral of policy acquisition costs	(23,270)	(44,350)	(95,149)
Amortization of deferred acquisition costs and value of insurance purchased	40,021	55,597	40,089
Change in accrued income taxes	(4,212)	35,269	13,886
Depreciation	90	100	72
Realized (gains) losses on sale of investments and properties	8,061	(320)	4,848
Other accruals and adjustments	11,096	(9,152)	25,466

Cash provided from operations	95,054	90,221	70,440
Investing Activities:
Investments sold or matured:
Fixed maturities available for sale-sold	101,100	163,665	78,483
Fixed maturities available for sale-matured, called and repaid	32,724	38,743	37,953
Equity securities	0	0	4,284

Total investments sold or matured	133,824	202,408	120,720
Acquisition of investments:
Fixed maturities—available for sale	(212,898)	(270,083)	(91,924)
Net increase in policy loans	(1,416)	(423)	(1,604)

Total acquisition of investments	(214,314)	(270,506)	(93,528)
Net decrease (increase) in short-term investments	7,284	6,805	(12,544)
Funds loaned to affiliates	(65,700)	(108,700)	(147,950)
Funds repaid by affiliates	65,700	108,700	147,950
Funds borrowed from affiliates	71,500	45,600	101,000
Funds repaid to affiliates	(71,500)	(45,600)	(101,000)
Disposition of property and equipment	0	11	6
Additions of properties	(8)	(149)	(250)

Cash provided from (used for) investment activities	(73,214)	(61,431)	14,404

Financing activities:
Cash dividends paid to shareholders	(45,800)	(30,000)	(49,000)
Net receipts (disbursements) from deposit product operations	23,960	(20,429)	(20,047)

Cash used for financing activities	(21,840)	(50,429)	(69,047)

Increase (decrease) in cash	0	(21,639)	15,797
Cash at beginning of year	0	21,639	5,842

Cash at end of year	$0	$0	$21,639

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2002, 2001, AND 2000

(Dollar amounts in thousands except per share data)

l.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—United Investors Life Insurance Company (“UILIC” or “United Investors”) was a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”) (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation (“TMK”). On March 3, 1998, to facilitate the initial public offering (“IPO”) by TMK of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i)	WDR contributed 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A to UILIC.

(ii)	WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company (“LNL” or “Liberty National”), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii)	Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC’s portion of United Investors Management Company’s goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv)	TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

Description of Business—United Investors is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of TMK, which is owned by Liberty National (81.18%)

and TMK Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If a decline in the fair market value of an investment is deemed other than temporary, such impairment is treated as a realized loss and the investment’s cost basis is adjusted to fair market value.

Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2002, 2001, and 2000 included approximately $34,500, $35,500 and $35,600, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments with similar maturities. Fair value of future benefits for universal life, current interest products, and annuity products are based on the fund value. Policy loans are an integral part of the life insurance policies which United Investors has in force and cannot be valued separately.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Recognition of Revenue and Related Expenses—Premiums for insurance contracts which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Accounting Standards (“SFAS”) No. 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products according to SFAS No. 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

Deferred acquisition costs and the value of life insurance purchased, for policies other than universal life-type policies, according to SFAS No. 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, persistency, morbidity, and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

Separate Accounts—Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of United Investors. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s statements of operations and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

Income Taxes—Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from three to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. Effective January 1, 2002, United Investors adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No.142 changed the accounting for goodwill from an amortization method to an impairment method. Accordingly, the Company ceased amortizing goodwill in 2002, and continues to carry it at the December 31, 2001 balance of $35,093. Restatement of prior year results to exclude the amortization of goodwill is not permitted. Goodwill amortization was $945,581 in both 2001 and 2000. Goodwill is subject to impairment testing upon implementation and annually thereafter based on the procedures outlined in SFAS 142.

In accordance with SFAS 142, United Investors has tested as of January 1, 2002 for impairment. The test involved dividing United Investors’ operations into “reporting units” as defined by the Statement. For United Investors, these reporting units are the individual life insurance business lines. Assets and liabilities were then assigned to these units. Each of these units was then valued under the procedures outlined in the Statement. The resulting “fair market values” for each unit were then compared with the underlying carrying values of the net assets assigned to that unit (including goodwill). Because the fair value of each unit exceeded the carrying values assigned to those units, there was no goodwill impairment at January 1, 2002.

SFAS No. 142 also requires that goodwill be tested annually for impairment. United Investors again tested its goodwill for impairment as of June 30, 2002 following similar procedures and determined there was no goodwill impairment.

The pro forma effect of the adoption of SFAS 142 on reported earnings is as follows:

	2002	2001	2000
Reported net income	$53,134	$63,021	$63,972
Add: amortization of goodwill		946	946

Adjusted net income	$53,134	$63,967	$64,918

Reclassification—Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

Recently Issued Accounting Standards—SFAS No. 145, Rescission of SFAS Statements No. 4, 44, and 64, Amendment of SFAS Statement No. 13, and Technical Corrections, is effective for fiscal years beginning after May 15, 2002. This Statement supercedes previous accounting rules regarding debt extinguishments and certain lease modifications. It prohibits reporting gains and losses from debt extinguishments as extraordinary on the income statement unless it is material, infrequent, and unusual. It requires reclassification of such amounts previously classified as extraordinary into continuing operations. The provisions of this Statement should have no material impact on the financial statements of United Investors.

SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities, is effective for exit or disposal activities initiated after December 31, 2002, with early application encouraged. Statement 146 amends previous accounting standards to require the recognition of a liability for the cost associated with an exit or disposal activity at the time the liability is incurred. Previously, this liability was recognized at the time of commitment to an exit plan. The provisions of this Statement should have no material impact on the financial statements of United Investors.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS 123— Accounting for Stock-Based Compensation as amended by SFAS 148—Accounting for Stock-Based Compensation—Transition which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	For the Year Ended December 31,
	2002	2001	2000
Net income as reported	$53,134	$63,021	$63,972
After tax effect of stock-based compensation, fair value method	(100)	(231)	(82)

Pro forma net income	$53,034	$62,790	$63,890

2.    STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders’ equity on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Shareholders’ Equity at December 31,
2002	2001	2000	2002	2001
$18,452	$38,769	$30,985	$158,234	$166,795

The excess of shareholders’ equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

A reconciliation of United Investors’ statutory net income to GAAP net income is as follows:

	For the year ended December 31,
	2002	2001	2000
Statutory net income	$18,452	$38,769	$30,985
Deferral of acquisition costs	23,269	44,350	95,149
Amortization of acquisition costs	(43,787)	(62,027)	(41,944)
Differences in policy liabilities	56,413	53,815	(3,572)
Deferred income taxes	(12,544)	(16,376)	(17,500)
Other	11,331	4,490	854

GAAP net income	$53,134	$63,021	$63,972

A reconciliation of United Investors’ statutory shareholders’ equity to GAAP shareholders’ equity is as follows:

	December 31,
	2002	2001
Statutory shareholders’ equity	$158,234	$166,795
Difference in future policy benefits	115,287	58,912
Differences in policy liabilities	(3,012)	(3,175)
Deferred acquisition cost and value of insurance purchased	268,281	288,799
Deferred income taxes	(144,483)	(94,628)
Asset valuation reserve	7	2,917
Nonadmitted assets	22,499	4,404
Fair value adjustment on fixed maturities available for sale	31,028	2,688
Fair value adjustment on preferred stock of affiliate	188,212	188,212
Goodwill	26,628	26,628
Due and deferred premiums	(26,549)	(28,358)
Other	(1,588)	(1,796)

GAAP shareholders’ equity	$634,544	$611,398

The state of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2002 and 2001.

3.    INVESTMENTS

Investment income is summarized as follows:

	Year Ended December 31,
	2002	2001	2000
Fixed maturities	$48,937	$46,336	$45,152
Policy loans	1,571	1,561	1,448
Other long-term investments	43	114	17
Short-term investments	212	1,057	827
Other income			65
Interest and dividends from affiliates	16,106	16,385	16,622

	66,869	65,453	64,131
Less investment expense	(656)	(1,140)	(659)

Net investment income	$66,213	$64,313	$63,472

Analysis of gains (losses) from investments:
Realized investment gains (losses)
Fixed maturities	$(8,061)	$320	$(6,368)
Equity securities other	0	0	884

	$(8,061)	$320	$(5,484)

Analysis of change in unrealized gains (losses):
Net change in unrealized investment gains on fixed maturities available for sale before tax	$27,205	$25,107	$4,100
Net change in unrealized gains on equity securities			765
Net change in unrealized investment gains (losses) on short-term investments before tax	0	(9)	9
Adjustment for deferred acquisition costs	(3,766)	(6,430)	(1,855)
Applicable tax	(8,204)	(6,533)	(1,057)

Net change in unrealized gains on short-term investments and fixed maturities available for sale	$15,235	$12,135	$1,962

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2002 and 2001 as follows:

2002:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amount per the Balance Sheet
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$13,054	$622	$0	$13,676	$13,676
GNMA’s	20,809	1,875	0	22,684	22,684
Other mortgage-backed securities	6,546	809	0	7,355	7,355
States, municipalities and political subdivisions	539	12	0	551	551
Foreign governments	1,416	177	(12)	1,581	1,581
Public utilities	108,299	5,546	(4,884)	108,961	108,961
Industrial and miscellaneous	563,848	37,912	(11,497)	590,263	590,263
Asset-backed securities	1,243	196		1,439	1,439

Total fixed maturities	$715,754	$47,149	$(16,393)	$746,510	$746,510

2001:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amount per the Balance Sheet
Fixed maturities available for sale:
Bonds:
U.S. Government direct obligations and agencies	$6,370	$261	$(7)	$6,624	$6,624
GNMA’s	30,347	1,914	0	32,261	32,261
Other mortgage-backed securities	25,717	1,736	0	27,453	27,453
States, municipalities and political subdivisions	5,517	148	0	5,665	5,665
Foreign governments	7,018	707	0	7,725	7,725
Public utilities	89,407	973	(2,143)	88,237	88,237
Industrial and miscellaneous	475,729	12,775	(12,724)	475,780	475,780
Asset-backed securities	5,222	152	(240)	5,134	5,134

Total fixed maturities	$645,327	$18,666	$(15,114)	$648,879	$648,879

A schedule of fixed maturities by contractual maturity at December 31, 2002 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$11,344	$11,625
Due after one year through five years	129,815	136,194
Due after five years through ten years	257,511	270,583
Due after ten years	288,486	296,630

	687,156	715,032
Mortgage-backed and asset-backed securities	28,598	31,478

	$715,754	$746,510

Proceeds from sales of fixed maturities available for sale were $101,100 in 2002, $163,665 in 2001 and $78,483 in 2000. Gross gains realized on these sales were $8,004 in 2002, $6,296 in 2001 and $766 in 2000. Gross losses realized on these sales were $1,258 in 2002, $969 in 2001 and $3,101 in 2000.

Proceeds from sales of equity securities were $0 in 2002, $0 in 2001 and $4,284 in 2000. Gross gains realized on these sales were $0 in 2002, $0 in 2001 and $844 in 2000. No gross losses were realized on these sales in 2002, 2001 and 2000.

During the year ended December 31, 2002, 2001, and 2000, United Investors realized a loss of $14,617, $1,087, and $2,358, respectively, related to a decline in fair value of certain available for sale investments that management deemed to be other than temporary.

SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000. This Statement established standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of SFAS No. 133 did not have a material impact on UILIC’s financial statements.

4.    DEFERRED ACQUISITION COST AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

	2002		2001		2000

	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased	Deferred Acquisition Costs	Value of Insurance Purchased
Balance at beginning of year	$275,317	$13,482	$285,130	$21,346	$227,170	$26,101
Additions:
Deferred during period:
Commissions	14,889	0	27,122	0	72,887	0
Other expenses	8,380	0	17,228	0	22,262	0

Total deferred	23,269	0	44,350	0	95,149	0
Deductions:
Amortized during period	(39,056)	(965)	(47,733)	(7,864)	(35,334)	(4,755)
Adjustment attributable to unrealized investment gains (1)	(3,766)	0	(6,430)	0	(1,855)	0

Total deductions	(42,822)	(965)	(54,163)	(7,864)	(37,189)	(4,755)

Balance at end of year	$255,764	$12,517	$275,317	$13,482	$285,130	$21,346

(1)	Represents amounts pertaining to investments relating to universal life-type products.

The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $137, $262 and $423 for the years ended December 31, 2002, 2001 and 2000, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2000 to 2002. The estimated amount of the unamortized value of business purchased balance at December 31, 2002 to be amortized during each of the next five years is: 2003, $1,768; 2004, $1,680; 2005, $1,596; 2006, $1,516 and 2007, $1,440.

In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

5.    PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	December 31, 2002		December 31, 2001
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$579	$423	$572	$349
Transportation equipment	0	0	74	12
Furniture and office equipment	1,075	953	1,074	937

Total	$1,654	$1,376	$1,720	$1,298

Depreciation expense on property and equipment was $90, $100 and $72 for each of the years 2002, 2001, and 2000, respectively.

6.    FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2002 is as follows:

Individual Life Insurance

Interest assumptions:

Years of Issue	Interest Rates	Percent of Liability
1962—2002	3.00% to 6.00%	25%
1986—1992	7.00% graded to 6.00%	23%
1962—1985	8.50% graded to 6.00%	1%
1981—1985	8.50% graded to 7.00%	1%
1984—2002	Interest sensitive	50%

100%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965-70 Select and Ultimate table

1975-80 Select and Ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.    INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

Total income taxes were allocated as follows:

	Year Ended December 31,
	2002	2001	2000
Operating income	$14,266	$20,473	$21,828
Shareholders’ equity:
Unrealized investment gains	8,203	6,533	1,057
Tax basis compensation expense (from the exercise of stock options) recognized for financial reporting purposes	(37)	(609)	(48)
Change in accounting principle	0	(2,156)	0
Other	0	1,655	0

	$22,432	$25,896	$22,837

Income tax expense is summarized below:

	Year Ended December 31,
	2002	2001	2000
Current income tax expense	$3,602	$4,961	$4,328
Deferred income tax expense	10,664	15,512	17,500

	$14,266	$20,473	$21,828

The effective income tax rate differed from the expected statutory rate of 35% in 2002, 2001 and 2000 as shown below:

	Year Ended December 31,
	2002	%	2001	%	2000	%
Expected income taxes	$23,589	35%	$30,624	35%	$30,030	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(9,328)	(14)	(10,498)	(12)	(8,540)	(10)
Goodwill amortization			331		331
Other	5		16		7

Income taxes	$14,266	21.0%	$20,473	23.0%	$21,828	25.0%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31,
	2002	2001	2000
Deferred tax assets:
Unrealized investment losses	$0	$0	$5,544
Present value of future policy surrender charges	24,704	32,821	39,964
Other liabilities, principally due to the current nondeductibility for tax purposes of certain accrued expenses	0	1,036	274

Total gross deferred tax assets	24,704	33,857	45,782
Deferred tax liabilities:
Unrealized investment gains	9,194	990	0
Future policy benefits and unearned and advance premiums	42,948	31,151	19,996

Deferred acquisition costs	71,192	79,463	88,320
Other	11,188	13,205	6,874

Total gross deferred tax liabilities	134,522	124,809	115,190

Net deferred tax liability	$109,818	$90,952	$69,408

The net deferred tax liability is included as a component of accrued income taxes on the balance sheet. In United Investors’ opinion, all deferred tax assets will be recoverable.

United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders’ surplus account since United Investors contemplates no action and can foresee no events which would cause such taxes to become payable. A current tax expense will be recognized in the future if this tax becomes payable.

8.    POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and TMK. The total cost of these retirement plans allocated and charged to UILIC’s operations was as follows:

Year Ended December 31,	Defined Contribution Plans	Defined Benefit Pension Plans
2002	$87	$106
2001	83	77
2000	79	54

United Investors accrues expense for the defined contribution plans based on a percentage of employee contributions. The plans are funded by the employee contributions and a United Investors’ contribution based on a percentage of employee contributions. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31,
	2002	2001	2000
Service cost—benefits earned during period	$740	$713	$643
Interest cost on projected benefit obligation	1,726	1,579	1,420
Expected return on assets	(1,805)	(1,727)	(1,649)
Net amortization and deferral	47	(51)	(52)

Total net periodic cost	708	514	362
Periodic cost allocated to other participating employers	602	437	308

UILIC’s net periodic cost	$106	$77	$54

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ and Liberty National’s, the plan sponsor, financial statements.

	Pension Benefits for the year ended December 31,
	2002	2001
Changes in benefit obligation:
Obligation at the beginning of year	$22,121	$18,280
Service cost	740	713
Interest cost	1,726	1,579
Actuarial (gain) loss	3,321	3,198
Benefits paid	(1,045)	(1,649)

Obligation at the end of year	26,863	22,121

Changes in plan assets:
Fair value at the beginning of year	20,964	21,057
Return on assets	(787)	1,042
Contributions	3,315	514
Benefits paid	(1,045)	(1,649)

Fair value at the end of year	22,447	20,964

Funded status at year end	(4,416)	(1,157)

Unrecognized amounts at year end:
Unrecognized actuarial loss	6,413	426
Unrecognized prior service cost	151	(90)

Net amount recognized at year end	$2,148	$(821)

Amounts recognized consist of:
Prepaid benefit cost	$2,148	0
Accrued benefit liability	0	$(821)

Net amount recognized at year end	2,148	(821)
Net amount recognized allocated to other participating employers	1,812	(766)

UILIC’s net amount recognized at year end	$336	$(55)

The weighted average assumed discount rates used in determining the actuarial benefit obligations were 6.75%, 7.25%, and 7.5% in 2002, 2001, and 2000, respectively. The rate of assumed compensation increase was 4.5% for 2002, 2001, and 2000, respectively, while the expected long-term rate of return on plan assets was 9.25% in 2002, 2001, and 2000, respectively.

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993 and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material and is being reflected in the financial statements of Liberty National, the majority stockholder of United Investors.

Stock Option Plans—As previously stated in Note 1, United Investors accounts for employee stock options granted under the provisions of various TMK stock option plans under the intrinsic value method in accordance with APB 25. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options, upon which compensation expense is based. The estimated fair value of the options is then amortized to expense over the options’ vesting period. The Black-Scholes option valuation model was not developed for use in valuing employee stock options. Instead, this model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions, including the expected stock price volatility. Because the employee stock options granted under the TMK stock option plans have characteristics significantly different from those of traded options, changes in the assumptions can materially affect the fair value estimate of its employee stock options. Under the intrinsic value method, compensation expense for option grants is only recognized if the exercise price of the employee stock option is less than the market price of the underlying stock on the date of grant.

As required by SFAS 148, Accounting for Stock-Based Compensation—Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1—Significant Accounting Policies. The fair value for TMK’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2002, 2001, and 2000:

	2002	2001	2000
Risk-free interest rate	3.1%	4.5%	5.1%
Dividend yield	1.0%	0.9%	1.0%
Volatility factor	30.1	31.7	32.5
Weighted average expected life (in years)	4.51	4.75	4.77

The weighted average fair value of options granted during the years ended December 31, 2002, 2001, and 2000 were $10.33, $13.00, and $12.05, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31 follows:

	2002		2001		2000
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding-beginning of year	84,014	$35.47	119,521	$30.38	119,621	$29.25
Granted	14,000	37.44	30,271	39.85	14,000	37.38
Exercised	(8,178)	33.28	(65,778)	28.23	(14,100)	27.73
Expired	0		0		0

Outstanding-end of year	89,836	$35.98	84,014	$35.47	119,521	$30.38

At December 31, 2002, United Investors employees had 54,836 exercisable options with a weighted average exercise price of $34.86. The weighted average remaining life of outstanding stock options was 8.12.

At December 31, 2002, 2001, and 2000, there were 3,860, 5,024 and 9,476 shares, respectively, of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.    RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amount of these commissions was $5,428, $5,056 and $4,852 in 2002, 2001 and 2000, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,759 in 2002, $1,852 in 2001, and $1,835 in 2000.

TMK performed certain administrative services for United Investors for which it was charged $660 in 2002, $720 in 2001, and $516 in 2000.

During 2000, United Investors loaned, in a series of notes, $147,950 to TMK, Liberty National and United American Insurance Company (“United American”), which are affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income related to these notes of $3,424 is included in the accompanying financial statements.

During 2001, United Investors loaned, in a series of notes, $108,700 to United American, TMK, Globe Life and Accident Insurance Company (“Globe”) and American Income Life Insurance Company (“American Income”), which are affiliated companies. These notes had interest rates ranging from 4% to 6% and all these notes were repaid in 2001. The interest income related to these notes of $419 is included in the accompanying financial statements.

During 2002, United Investors loaned, in a series of notes, $65,700 to TMK, Globe and United American, which are affiliated companies. These notes had a 4.0% interest rate and were repaid in 2002. The interest income related to these notes of $139 is included in the accompanying financial statements.

During 2000, TMK exchanged 52,200 shares of its preferred stock with United Investors for $52,200 in intercompany debt.

During 2000, United Investors borrowed, in a series of loans, $101,000 from TMK, Liberty National, Globe and American Income, which are affiliated companies. These notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense related to these notes of $636 is included in the accompanying financial statements.

During 2001, United Investors borrowed, in a series of notes, $45,600 from Globe, Liberty National and United American, which are affiliated companies. These notes were repaid in 2001 and had interest rates ranging from 4% to 6%. The interest expense related to these notes of $230 is included in the accompanying financial statements.

During 2002, United Investors borrowed, in a series of notes, $71,500 from TMK, Liberty National and Globe, which are affiliated companies. These notes were repaid in 2002 and had a 4.0% interest rate. The interest expense related to these notes of $132 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $266,602 and $274,216 at December 31, 2002 and 2001, respectively. Interest income totaled $14,380, $23,302 and $19,619 in 2002, 2001, and 2000, respectively, and is included in other income in the accompanying financial statements. The reserve for annuity balances assumed in connection with this business totaled $276,743 and $276,572, as of December 31, 2002 and 2001, respectively. United Investors reimbursed United American for administrative expense in the amount of $501, $422, and $654 in 2002, 2001, and 2000, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2002.

On March 3, 1998, WDR contributed 188,212 shares of TMK 6 1/2 % Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1-Summary of Significant Accounting Policies. Dividend income, on these shares, was $15,966 in 2002, $15,966 in 2001 and $13,198 in 2000.

10.    COMMITMENTS AND CONTINGENCIES

Reinsurance—United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4% of total life insurance in force at December 31, 2002 and 3% of premium income for 2002. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Restrictions on the Transfer of Funds—Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2002 in compliance with all regulations were $476,310. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $27.0 million in 2003, which represents net income on a statutory basis before realized gains and losses.

Litigation—United Investors is engaged in routine litigation arising form the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations. On March 19, 2002, an Alabama jury awarded $50 million compensatory damages to United Investors against WDR. WDR is a former distributor of United Investors’ variable annuities. The dispute arose regarding certain compensation on United Investors’ in-force block of variable annuities and alleged a scheme by WDR to improperly replace United Investors’ variable annuities with those of another company. On April 18, 2003, the Alabama Supreme Court reversed, in part, the $50 million verdict rendered by the jury. The court found that conversion, breach of contract, and one claim of fraud and suppression were properly submitted to the jury. However, the court held that two claims, tortuous interference with contractual relations and fraud in connection with a promise by WDR not to replace United Investor’s existing variable annuity contracts, should not have been submitted to the jury. Under Alabama law, the findings by the court that two claims should not have been submitted to the jury necessitates a remand to the trial court on the remaining claims. United Investors may file a petition for rehearing with the Supreme Court and plans to pursue, in trial court, its claims for concealment, breach of contract, fraud and suppression, with claims for actual damages over $10 million and for punitive damages of up to three times that amount under Alabama law. The earlier verdict of $50 million did not include an award of punitive damages. In connection with this case, United Investors has not recorded as income the award by the trial jury and will not do so until all appeals are complete.

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (4%); investment-grade corporate bonds (63%); preferred stock in affiliates (24%); non-investment-grade securities (6%); policy loans (2%), which are secured by the underlying insurance policy values; non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2002, 3% or more of the portfolio was invested in the following industries: Depository institutions (14%); electric, gas, and sanitation services (12%); insurance carriers (6%); non-depository credit institutions (6%); and communications (3%). At year-end 2002, 6% of the carrying value of invested assets was rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $72.1 million, amortized cost was $67.2 million, and market value was $56.9 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.    SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statement of cash flows as required by GAAP:

	Year Ended December 31,
	2002	2001	2000
Paid-in capital from tax benefit for stock option exercises	$37	$609	$48

The following table summarizes certain amounts paid (refunded) during the period:

	Year Ended December 31,
	2002	2001	2000
Income taxes	$18,440	$(16,952)	$7,942
Interest	132	230	636

12.    BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2002
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,909	6.9%	$0	0%	$5,909	6.8%
Waddell & Reed	57,562	66.8	0	0	57,562	66.7
Liberty National	15,301	17.8	0	0	15,301	17.7
United American	197	0.2	238	100.0	435	0.5
Globe Direct Response	7,150	8.3	0	0	7,150	8.3

	$86,119	100.0%	$238	100.0%	$86,357	100.0%

	For the Year 2001
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$5,973	6.9%	$0	0%	$5,973	6.9%
Waddell & Reed	61,693	71.2	0	0	61,693	70.9
Liberty National	12,746	14.7	0	0	12,746	14.7
United American	163	0.2	339	100.0	502	0.6
Globe Direct Response	6,044	7.0	0	0	6,044	6.9

	$86,619	100.0%	$339	100.0%	$86,958	100.0%

	For the Year 2000
	Life		Annuity		Total
Distribution Channel	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,261	7.9%	$0	0%	$6,261	7.8%
Waddell & Reed	61,691	77.9	0	0	61,691	77.3
Liberty National	9,639	12.2	0	0	9,639	12.1
United American	66	0.1	641	100.0	707	0.9
Globe Direct Response	1,507	1.9	0	0	1,507	1.9

	$79,164	100.0%	$641	100.0%	$79,805	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwestern regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2002
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,119	$238	$0	$0	$86,357
Policy charges and fees	22,927	38,918	0	0	61,845
Net investment income	0	0	66,213	0	66,213
Other income	0	14,380	0	0	14,380

Total revenue	109,046	53,536	66,213	0	228,795
Benefits and expenses:
Policy benefits	67,228	28,646	0	0	95,874
Required reserve interest	(21,289)	(13,232)	34,521	0	0
Amortization of acquisition costs	22,454	17,567	0	0	40,021
Commissions and premium taxes	6,611	244	0	0	6,855
Required interest on acquisition costs	9,852	7,286	(17,138)	0	0

Total expenses	84,856	40,511	17,383	0	142,750

Underwriting income before other income and administrative expense	24,190	13,025	48,830	0	86,045
Administrative expenses	0	0	0	10,584	10,584

Pretax operating income	$24,190	$13,025	$48,830	$(10,584)	75,461

Realized investment gains/losses and deferred acquisition cost adjustment					(8,061)

Net operating income before income taxes					$67,400

	For the Year 2001
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$86,619	$339	$0	$0	$86,958
Policy charges and fees	22,984	59,461	0	0	82,445
Net investment income	0	0	64,313	0	64,313
Other income	0	23,302	0	0	23,302

Total revenue	109,603	83,102	64,313	0	257,018
Benefits and expenses:
Policy benefits	67,130	28,473	0	0	95,603
Required reserve interest	(21,001)	(14,460)	35,461	0
Amortization of acquisition costs	22,409	33,188	0	0	55,597
Commissions and premium taxes	6,308	2,303	0	0	8,611
Required interest on acquisition costs	10,252	8,417	(18,669)	0	0

Total expenses	85,098	57,921	16,792	0	159,811

Underwriting income before other income and administrative expense	24,505	25,181	47,521	0	97,207
Administrative expenses	0	0	0	9,083	9,083
Goodwill amortization	0	0	0	946	946

Pretax operating income	$24,505	$25,181	$47,521	$(10,029)	87,178

Realized investment gains/losses and deferred acquisition cost adjustment					320

Net operating income before income taxes					$87,498

	For the Year 2000
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$79,164	$641	$0	$0	$79,805
Policy charges and fees	19,218	52,150	0	0	71,368
Net investment income	0	0	63,472	0	63,472
Other income	0	19,619	0	0	19,619

Total revenue	98,382	72,410	63,472	0	234,264
Benefits and expenses:
Policy benefits	59,131	28,706	0	0	87,837
Required reserve interest	(19,888)	(15,741)	35,629	0	0
Amortization of acquisition costs	20,353	19,736	0	0	40,089
Commissions and premium taxes	5,358	2,049	0	0	7,407
Required interest on acquisition costs	8,896	7,128	(16,024)	0	0

Total expense	73,850	41,878	19,605	0	135,333

Underwriting income before other income and administrative expense	24,532	30,532	43,867		98,931
Administrative expenses	0	0	0	6,701	6,701
Goodwill amortization	0	0	0	946	946

Pretax operating income	$24,532	$30,532	$43,867	$(7,647)	91,284

Realized investment gains/losses and deferred acquisition cost adjustment					(5,484)

Net operating income before income taxes					$85,800

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2002
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$0	$0	$1,020,313	$0	$1,020,313
Accrued investment income	0	0	13,353	0	13,353
Deferred acquisition cost	133,646	122,118	0	0	255,764
Goodwill	0	0	0	26,628	26,628
Separate account assets	0	1,656,795	0	0	1,656,795
Other assets	0	0	0	291,517	291,517

Total assets	$133,646	$1,778,913	$1,033,666	$318,145	$3,264,370

	December 31, 2001
	Life	Annuity	Investment	Other	Total
Cash and invested assets	0	0	$928,550	0	$928,550
Accrued investment income	0	0	11,770	0	11,770
Deferred acquisition cost	$153,028	$122,289	0	0	275,317
Goodwill	0	0	0	$26,628	26,628
Separate account assets	0	2,502,284	0	0	2,502,284
Other assets	0	0	0	314,705	314,705

Total assets	$153,028	$2,624,573	$940,320	$341,333	$4,059,254

13.    CHANGE IN ACCOUNTING PRINCIPLE

Asset-Backed Securities—United Investors adopted new accounting guidance Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99-20 changed the method of accounting for most of United Investors’ asset-backed securities, and also set forth specific new rules regarding the impairment of asset-backed securities. Future impairments, if any, are to be recognized as a component of realized investment losses. On initial application of this standard, impairments were recognized as a change in accounting principle. Reversals of impairment charges recognized subsequent to adoption of EITF 99-20 are prohibited.

In accordance with this guidance, in 2001, United Investors evaluated the expected cash flows on its asset-backed securities under the new rules. As a result, United Investors determined that these assets were impaired by $6.1 million, or $4.0 million after tax. This impairment charge was recorded as a cumulative effect of a change in accounting principle in the second quarter of 2001.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Universal Life Variable Account

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap, Balanced, Limited Term Bond, Asset Strategy, and Science and Technology portfolios that comprise the United Investors Universal Life Variable Account (the “Universal Life Variable Account”) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the Universal Life Variable Account’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2002 by correspondence with the respective portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of the Universal Life Variable Account as of December 31, 2002, and the results of their respective operations and changes in net assets for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas

April 25, 2003

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

AS OF DECEMBER 31, 2002

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total

ASSETS:
Investment in mutual funds (Note 2)	$726,486	$2,075,893	$1,699,929	$16,910,184	$14,379,240	$5,474,696	$9,699,246	$3,447,825	$313,813	$1,559,984	$11,771,614	$68,058,910
Receivables	—	—	—	—	—	3	—	—	—	—	—	3

Total assets	726,486	2,075,893	1,699,929	16,910,184	14,379,240	5,474,699	9,699,246	3,447,825	313,813	1,559,984	11,771,614	68,058,913
LIABILITIES:
Mortality and expense risk charge
payable to sponsor (Note 4)	224	665	545	5,400	4,598	1,740	3,088	1,103	100	497	3,752	21,712
Other liabilities	—	—	2	4	8	—	7	5	—	—	—	26

Total liabilities	224	665	547	5,404	4,606	1,740	3,095	1,108	100	497	3,752	21,738

Net assets (Note 3)	$726,262	$2,075,228	$1,699,382	$16,904,780	$14,374,634	$5,472,959	$9,696,151	$3,446,717	$313,713	$1,559,487	$11,767,862	$68,037,175

EQUITY:
Equity of contract owners	$726,262	$2,075,228	$1,699,382	$16,904,780	$14,374,634	$5,472,959	$9,696,151	$3,446,717	$313,713	$1,559,487	$11,767,862	$68,037,175

Total equity	$726,262	$2,075,228	$1,699,382	$16,904,780	$14,374,634	$5,472,959	$9,696,151	$3,446,717	$313,713	$1,559,487	$11,767,862	$68,037,175

Accumulation units outstanding	619,650	1,574,495	1,706,770	14,577,346	14,702,034	5,043,118	8,652,581	3,182,073	239,605	1,029,693	5,696,325
Net assets value per unit	$1.172	$1.318	$0.996	$1.160	$0.978	$1.085	$1.121	$1.083	$1.309	$1.515	$2.066
Cost of invested assets	$726,486	$2,027,378	$2,187,220	$24,981,237	$21,882,798	$9,181,298	$13,844,468	$4,083,815	$310,753	$1,619,707	$16,524,484	$97,369,644

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2002

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total

Dividend income (Note 2)	$7,339	$85,148	$135,746	$2,197	$84,344	$25,963	$—	$64,128	$7,256	$24,468	$98	$436,687
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	5,712	15,956	15,313	163,367	135,754	50,487	90,544	31,250	1,924	12,722	110,073	633,102
Contract maintenance charges:
Administrative expense	3,077	9,551	12,527	198,084	148,741	53,494	107,025	28,102	1,022	12,330	152,987	726,940
Cost of insurance	69,895	155,346	153,546	1,819,050	1,566,792	513,810	918,951	380,381	14,009	143,683	1,195,456	6,930,919
Other policy rider charges	3,940	6,755	7,368	99,334	77,985	27,892	53,583	15,642	674	7,704	73,942	374,819

Total	82,624	187,608	188,754	2,279,835	1,929,272	645,683	1,170,103	455,375	17,629	176,439	1,532,458	8,665,780

Net investment income (loss)	(75,285)	(102,460)	(53,008)	(2,277,638)	(1,844,928)	(619,720)	(1,170,103)	(391,247)	(10,373)	(151,971)	(1,532,360)	(8,229,093)
Realized investment gains (losses)
including distributions		6,933	(52,509)	(365,251)	(309,337)	(280,196)	(206,224)	(39,261)	1,202	(6,285)	(254,776)	(1,505,704)
Unrealized investment gains (losses)	—	59,117	(119,967)	(4,047,642)	(3,572,224)	(891,419)	(2,357,652)	(333,888)	3,037	26,995	(3,295,373)	(14,529,016)

Net gain (loss) on investments	—	66,050	(172,476)	(4,412,893)	(3,881,561)	(1,171,615)	(2,563,876)	(373,149)	4,239	20,710	(3,550,149)	(16,034,720)

Net increase (decrease) in net assets
from operations	(75,285)	(36,410)	(225,484)	(6,690,531)	(5,726,489)	(1,791,335)	(3,733,979)	(764,396)	(6,134)	(131,261)	(5,082,509)	(24,263,813)
Premiums deposits and net transfers*	341,211	725,997	414,620	5,369,011	4,437,409	1,756,387	3,043,563	1,024,199	197,924	529,737	3,645,983	21,486,041
Transfers to Sponsor for benefits
and terminations	(112,819)	(149,309)	(223,129)	(1,685,245)	(1,310,303)	(462,700)	(936,121)	(281,779)	(11,806)	(127,152)	(1,142,502)	(6,442,865)

Total increase (decrease)	153,107	540,278	(33,993)	(3,006,765)	(2,599,383)	(497,648)	(1,626,537)	(21,976)	179,984	271,324	(2,579,028)	(9,220,637)
Net assets at beginning of period	573,155	1,534,950	1,733,375	19,911,545	16,974,017	5,970,607	11,322,688	3,468,693	133,729	1,288,163	14,346,890	77,257,812

Net assets at end of period (Note 3)	$726,262	$2,075,228	$1,699,382	$16,904,780	$14,374,634	$5,472,959	$9,696,151	$3,446,717	$313,713	$1,559,487	$11,767,862	$68,037,175

* Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIVE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology	Total

Dividend income (Note 2)	$21,423	$70,552	$158,373	$173,424	$37,886	$253,396	$103	$84,240	$4,678	$29,667	$71,765	$905,507
Expense paid to Sponsor:
Mortality and expense risk charge	5,588	12,897	15,688	157,302	134,442	49,109	94,414	29,277	756	9,758	109,840	619,071
Contract maintenance charges:
Administrative expense	3,089	8,468	12,789	217,652	166,806	59,622	117,617	29,545	727	12,083	172,639	801,037
Costs of insurance	64,202	128,145	147,227	1,893,995	1,693,514	551,372	954,448	359,754	8,192	128,086	1,300,404	7,229,339
Other policy rider charges	3,679	5,391	7,536	110,698	87,221	31,703	60,295	16,305	395	7,602	85,362	416,187

Total	76,558	154,901	183,240	2,379,647	2,081,983	691,806	1,226,774	434,881	10,070	157,529	1,668,245	9,065,634
Net investment income (loss)	(55,135)	(84,349)	(24,867)	(2,206,223)	(2,044,097)	(438,410)	(1,226,671)	(350,641)	(5,392)	(127,862)	(1,596,480)	(8,160,127)
Realized investment gains (losses)
including distributions	—	2,616	(21,536)	(238,471)	(254,651)	(196,454)	(177,291)	(8,536)	381	(3,235)	(177,326)	(1,074,503)
Unrealized investment gains (losses)	—	20,251	(7,793)	(2,988,126)	(2,542,758)	(1,669,180)	(12,316)	(273,720)	1,066	(139,270)	(1,674,050)	(9,285,896)

Net gain (loss) on investments	—	22,867	(29,329)	(3,226,597)	(2,797,409)	(1,865,634)	(189,607)	(282,256)	1,447	(142,505)	(1,851,376)	(10,360,399)

Net increase (decrease) in net assets
from operations	(55,135)	(61,482)	(54,196)	(5,432,820)	(4,841,506)	(2,304,044)	(1,416,278)	(632,897)	(3,945)	(270,367)	(3,447,856)	(18,520,526)
Premiums deposits and net transfers*	165,291	544,932	580,557	7,151,084	6,016,385	2,323,502	3,997,755	1,239,627	84,426	704,218	4,929,768	27,737,545
Transfers to Sponsor for benefits
and terminations	(32,036)	(90,457)	(112,480)	(1,500,772)	(1,375,363)	(547,454)	(880,844)	(160,923)	(7,130)	(54,440)	(1,315,249)	(6,077,148)

Total increase (decrease)	78,120	392,993	413,881	217,492	(200,484)	(527,996)	1,700,633	445,807	73,351	379,411	166,663	3,139,871
Net assets at beginning of period	495,035	1,141,957	1,319,494	19,694,053	17,174,501	6,498,603	9,622,055	3,022,886	60,378	908,752	14,180,227	74,117,941

Net assets at end of period (Note 3)	$573,155	$1,534,950	$1,733,375	$19,911,545	$16,974,017	$5,970,607	$11,322,688	$3,468,693	$133,729	$1,288,163	$14,346,890	$77,257,812

* Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002 AND FOR THE YEARS ENDED

DECEMBER 31, 2002 AND 2001

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The United Investors Universal Life Variable Account (the “Universal Life Variable Account”) was established on August 15, 1997 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of Waddell & Reed Target Funds, Inc. (formerly Target/United Funds, Inc.) (“the Fund”), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio, and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation—The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

2.    INVESTMENTS

Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends by portfolio:

	2002		2001
Investment Portfolio	Shares Reinvested	Dividend Income	Shares Reinvested	Dividend Income
Money Market	7,339	$7,339	21,423	$21,423
Bond	15,196	85,148	13,159	70,552
High Income	45,270	135,746	47,615	158,373
Growth	333	2,197	20,665	173,424
Core Equity	10,449	84,344	36,573	37,886
International	5,445	25,963	43,289	253,396
Small Cap	—	—	12,531	84,240
Balanced	10,613	64,128	859	4,678
Limited Term Bond	1,294	7,256	13	103
Asset Strategy	3,879	24,468	4,781	29,667
Science and Technology	10	98	5,745	71,765

3.    NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	Money Market	Bond	High Income	Growth	Core Equity	International	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology

2002
Cost to:
Contract owners	$1,083,950	$2,553,344	$2,746,537	$33,774,672	$29,268,722	$11,634,522	$17,840,349	$5,637,264	$354,384	$2,116,356	$22,551,334
Adjustment for market appreciation (depreciation)	77,858	340,188	3,090	(4,617,692)	(4,149,672)	(2,422,930)	(2,090,291)	(201,049)	22,951	88,944	(1,904,468)
Deductions:
Mortality and expense risk charge	(20,511)	(47,618)	(49,488)	(560,949)	(495,189)	(177,956)	(293,291)	(95,172)	(3,474)	(30,642)	(384,786)
Contract maintenance charges:
Administrative expense	(10,887)	(30,896)	(48,039)	(762,473)	(619,109)	(214,984)	(385,907)	(100,527)	(2,910)	(34,704)	(579,179)
Cost of insurance	(244,670)	(446,173)	(528,261)	(6,480,057)	(5,908,910)	(1,923,443)	(3,090,715)	(1,185,135)	(33,489)	(365,571)	(4,514,203)
Other policy rider charges	(11,560)	(20,003)	(27,704)	(386,686)	(324,304)	(112,101)	(196,532)	(56,750)	(1,707)	(21,879)	(286,642)
Benefits and terminations	(147,918)	(273,614)	(396,753)	(4,062,035)	(3,396,904)	(1,310,149)	(2,087,462)	(551,914)	(22,042)	(193,017)	(3,114,194)

Net assets	$726,262	$2,075,228	$1,699,382	$16,904,780	$14,374,634	$5,472,959	$9,696,151	$3,446,717	$313,713	$1,559,487	$11,767,862

2001
Cost to:
Contract owners	$742,739	$1,827,347	$2,331,917	$28,405,661	$24,831,313	$9,878,135	$14,796,786	$4,613,065	$156,460	$1,586,619	$18,905,351
Adjustment for market appreciation (depreciation)	70,519	188,990	39,820	(206,996)	(352,455)	(1,277,278)	473,585	107,972	11,456	43,766	1,645,583
Deductions:
Mortality and expense risk charge	(14,799)	(31,662)	(34,175)	(397,582)	(359,435)	(127,469)	(202,747)	(63,922)	(1,550)	(17,920)	(274,713)
Contract maintenance charges:
Administrative expense	(7,810)	(21,345)	(35,512)	(564,389)	(470,368)	(161,490)	(278,882)	(72,425)	(1,888)	(22,374)	(426,192)
Cost of insurance	(174,775)	(290,827)	(374,715)	(4,661,007)	(4,342,118)	(1,409,633)	(2,171,764)	(804,754)	(19,480)	(221,888)	(3,318,747)
Other policy rider charges	(7,620)	(13,248)	(20,336)	(287,352)	(246,319)	(84,209)	(142,949)	(41,108)	(1,033)	(14,175)	(212,700)
Benefits and terminations	(35,099)	(124,305)	(173,624)	(2,376,790)	(2,086,601)	(847,449)	(1,151,341)	(270,135)	(10,236)	(65,865)	(1,971,692)

Net assets	$573,155	$1,534,950	$1,773,375	$19,911,545	$16,974,017	$5,970,607	$11,322,688	$3,468,693	$133,729	$1,288,163	$14,346,890

4.    CHARGES AND DEDUCTIONS

Fund Management and Fees—Waddell & Reed Investment Management Company (the “Manager”) is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual
Asset Strategy Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%
Balanced Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%
Bond Portfolio	Up to $500 Million	.525%
	Over $500 Million and up to $1 Billion	.500%
	Over $1 Billion and up to $1.5 Billion	.450%
	Over $1.5 Billion	.400%
Growth Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%
High Income Portfolio	Up to $500 Million	.625%
	Over $500 Million and up to $1 Billion	.600%
	Over $1 Billion and up to $1.5 Billion	.550%
	Over $1.5 Billion	.500%
Core Equity Portfolio	Up to $1 Billion	.700%
	Over $1 Billion and up to $2 Billion	.650%
	Over $2 Billion and up to $3 Billion	.600%
	Over $3 Billion	.550%
International Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%
Limited-Term Bond Portfolio	Up to $500 Million	.500%
	Over $500 Million and up to $1 Billion	.450%
	Over $1 Billion and up to $1.5 Billion	.400%
	Over $1.5 Billion	.350%
Money Market Portfolio	All Net Assets	.400%
Science and Technology Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Fund	Net Asset Breakpoints	Annual Rates
Small Cap Portfolio	Up to $1 Billion	.850%
	Over $1 Billion and up to $2 Billion	.830%
	Over $2 Billion and up to $3 Billion	.800%
	Over $3 Billion	.760%

Prior to June 30, 1999, the fee consisted of two elements: (i) a “Specific” fee computed on net asset value as of the close of business each day at the following annual rates: Asset Strategy Portfolio – 30% of net assets; Balanced Portfolio – 10% of net assets; Bond Portfolio—.03% of net assets; Growth Portfolio—.20% of net assets; High Income Portfolio—.15% of net assets; Core Equity Portfolio—.20% of net assets; International Portfolio—.30% of net assets; Limited-Term Bond Portfolio—.05% of net assets; Money Market Portfolio – none; Science and Technology Portfolio—.20% of net assets; Small Cap Portfolio—.35% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the portfolios and allocated among the portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrued and paid this fee daily.

Mortality and Expense Risk Charges—The Sponsor currently deducts a daily charge from assets in the investment portfolios attributable to the policies at an effective annual rate of .90% of the sub-account assets during the first 10 policy years, and at an effective annual rate of 1.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Universal Life Variable account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges—The Sponsor deducts a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

Monthly Deduction —The Sponsor deducts the monthly deduction on the policy date and on each monthly anniversary from the policy value in the variable account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(1)	the cost of insurance charge discussed below;

(2)	a current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month);

(3)	the guaranteed death benefit charge ($0.01 per $1,000 of face amount) as long as the death benefit Guarantee remains in effect; and

(4)	charges for any supplemental benefits added by riders to the policy.

Surrender Charges—If the policy is surrendered prior to the end of the 16th policy year or the end of the 16th year following an increase in face amount, the Sponsor will deduct a surrender charge based on the face amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases. The surrender charge varies based on the insured’s age on the policy date, or attained age at the time of an increase, and is calculated as an amount per $1,000 of the face amount. For each age the surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after an increase in face amount).

During the first five policy years (or first five years after a face amount increase) the surrender charge per $1,000 of face amount is as follows for the selected ages below:

Issue Age	Charge per $1,000 of Face Amount
25	$6.00
35	$7.00
45	$8.75
50	$10.00
55	$11.50
65	$16.75
75	$26.00

Partial Surrender Charge—A partial surrender charge equal to the lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge will apply to each partial surrender. This charge will be deducted from the policy value along with the partial surrender amount.

Cost of Insurance—A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured and is determined by the Sponsor based upon its expectation as to future mortality experience.

5.    FINANCIAL HIGHLIGHTS

The financial highlights of the United Investors Annuity Variable Account for the years ending December 31 is summarized as follows:

	Money Market	Bond	High Income	Growth	Core Equity	International
2002:
Number of units at December 31, 2002	619,650	1,574,495	1,706,770	14,577,346	14,702,034	5,043,118
Unit fair value at December 31, 2002	$1.172	$1.318	$0.996	$1.160	$0.978	$1.085
Net assets at December 31, 2002	$726,262	$2,075,228	$1,699,382	$16,904,780	$14,374,634	$5,472,959
Investment income ratio for the year
ended December 31, 2002*	1.13%	4.72%	7.91%	0.01%	0.54%	0.45%
Expense ratio for the year ended
December 31, 2002*	0.88%	0.88%	0.89%	0.89%	0.87%	0.88%
Total return for the year ended
December 31, 2002*	0.25%	7.49%	(3.03)%	(24.85)%	(25.09)%	(20.91)%

*	Based on the average net assets for the period.

	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2002:
Number of units at December 31, 2002	8,652,581	3,182,073	239,605	1,029,693	5,696,325
Unit fair value at December 31, 2002	$1.121	$1.083	$1.309	$1.515	$2.066
Net assets at December 31, 2002	$9,696,151	$3,446,717	$313,713	$1,559,487	$11,767,862
Investment income ratio for the year
ended December 31, 2002*	0.00%	1.85%	3.24%	1.72%	0.00%
Expense ratio for the year ended
December 31, 2002*	0.86%	0.90%	0.86%	0.89%	0.84%
Total return for the year ended
December 31, 2002*	(25.26)%	(9.84)%	4.28%	2.28%	(28.03)%

	Money Market	Bond	High Income	Growth	Core Equity	International
2001:
Number of units at December 31, 2001	490,160	1,257,759	1,690,401	13,392,026	13,483,160	4,462,604
Unit fair value at December 31, 2001	$1.169	$1.220	$1.025	$1.487	$1.259	$1.338
Net assets at December 31, 2001	$573,155	$1,534,950	$1,733,375	$19,911,545	$16,974,017	$5,970,607
Investment income ratio for the year
ended December 31, 2001*	4.01%	5.27%	10.38%	0.88%	0.22%	4.06%
Expense ratio for the year ended
December 31, 2001*	1.05%	0.96%	1.03%	0.79%	0.79%	0.79%
Total return for the year ended
December 31, 2001*	2.96%	6.02%	7.43%	(16.21)%	(16.95)%	(26.65)%

	Small Cap	Balanced	Limited Term Bond	Asset Strategy	Science and Technology
2001:
Number of units at December 31, 2001	7,831,451	2,906,617	106,724	870,596	5,231,585
Unit fair value at December 31, 2001	$1.446	$1.193	$1.253	$1.480	$2.742
Net assets at December 31, 2001	$11,322,688	$3,468,693	$133,729	$1,288,163	$14,346,890
Investment income ratio for the year
ended December 31, 2001*	0.00%	2.60%	4.82%	2.70%	0.50%
Expense ratio for the year ended
December 31, 2001*	0.90%	0.90%	0.78%	0.89%	0.77%
Total return for the year ended
December 31, 2001*	(2.71)%	(7.00)%	5.53%	(11.16)%	(13.25)%

*	Based on the average net assets for the period.

PART C

OTHER INFORMATION

Item 27.    Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors of United Investors Life Insurance Company establishing United Investors Universal Life Variable Account.(1)

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts.
(1)	SAL Financial Services, Inc. Agreements:

                                         (a)     Principal Underwriting Agreement(5)

                                         (b)     Limited Selling Agreement(6)

(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy(1)

(e)	Applications. Application form(3)

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of United Investors Life Insurance Company.(2)
(2)	By-laws of United Investors Life Insurance Company.(2)

(g)	Reinsurance Contracts.

(h)	Participation Agreements.
(1)	Form of Participation Agreement(4)
(2)	First Amendment of Participation Agreement(4)
(3)	Second Amendment of Participation Agreement(4)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered.(7)

(l)	Actuarial Opinion. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.(7)

(m)	Calculations.(7)

(n)	Other Opinions.
(1)	Consent of Sutherland Asbill & Brennan LLP.(7)
(2)	Consent of Independent Auditors.(7)

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures.(3)

(1)	Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.
(2)	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465).
(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.
(4)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.
(5)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
(6)	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 29, 2002.
(7)	Filed herewith.

Item 28.    Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor
Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service
W. Thomas Aycock	Director, Senior Vice President and Chief Actuary
Tony G. Brill**	Director and Executive Vice President, Administration
Terry W. Davis	Director and Senior Vice President, Administration
Thomas E. Hamby	Vice President
C.B. Hudson**	Director
Larry M. Hutchison**	Director
Michael J. Klyce	Vice President and Treasurer
John H. Livingston	Director, Secretary and Counsel
James L. Mayton, Jr.	Vice President
Mark S. McAndrew**	Senior Vice President, Marketing
Carol A. McCoy	Director and Assistant Secretary
Anthony L. McWhorter	Director, President and Chief Executive Officer
Carr W. Patterson	Vice President and Controller
Ross W. Stagner	Director and Senior Vice President, Marketing
Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.

**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 29.    Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National GroupCare, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama
National Income Life Insurance Co.	E	New York

Name	Parent Co. Code	Jurisdiction
TMK Re, Ltd.	C	Bermuda
U.I. Brokerage Services, Inc.	F	Alabama
Torch Royalty Company	B	Delaware
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*    Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Company
F	United Investors Life Insurance Company

Item 30.    Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter

(a)  Other Activity.    SAL Financial Services, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies.

(b)  Management.    The following table provides certain information with respect to the officers and directors of SAL Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with SAL Financial Services, Inc.
Christopher L. Frankel	President, Chief Executive Officer and Director
Declan O’Bierne	Chief Financial Officer
Brandi Hubbard	Chief Compliance Officer
James S. Holbrook**	Chairman of the Board of Directors
Eugene F. Woodham**	Director
Charles H. Catlett**	Director
W. Dennis Ferguson***	Director

*	The principal business address for the officers and directors listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209, unless otherwise indicted.
**	The principal business address for the directors listed is 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209.
***	The principal business address for the Director listed is 980 N. Federal Hwy., Suite 208, Boca Raton, Florida, 33432.

(c)  Compensation From the Registrant.    The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2002:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
SAL Financial Services, Inc.	$304,373.56	None	N/A	None

Item 32.    Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 33.    Management Services

All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 29th day of April, 2003.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT (REGISTRANT)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signatures	Title	Date

C.B. HUDSON	Director	______

/s/ ANTHONY L. MCWHORTER
ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 29, 2003

/s/ W. THOMAS AYCOCK
W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 29, 2003

/s/ TONY G. BRILL
TONY G. BRILL	Director and Executive Vice President, Administration	April 29, 2003

LARRY M. HUTCHISON	Director	______

/s/ MICHAEL J. KLYCE
MICHAEL J. KLYCE	Vice President and Treasurer	April 29, 2003

/s/ JOHN H. LIVINGSTON
JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 29, 2003

/s/ CAROL A. MCCOY
CAROL A. MCCOY	Director and Assistant Secretary	April 29, 2003

/s/ ROSS W. STAGNER
ROSS W. STAGNER	Director and Senior Vice President, Marketing	April 29, 2003

/s/ TERRY W. DAVIS
TERRY W. DAVIS	Director and Senior Vice President, Administration	April 29, 2003

/s/ CARR W. PATTERSON
CARR W. PATTERSON	Vice President and Controller	April 29, 2003

Exhibit Index

99(k)	Opinion and consent of John H. Livingston, Esquire as to the legality of the Securities being registered.

99(1)	Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.

99(m)	Calculations

99(n)(1)	Consent of Sutherland Asbill & Brennan LLP.

99(n)(2)	Consent of Deloitte & Touche LLP.